UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 24, 2017

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (972) 490-9600

Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e)    Entry into Material Contract with Named Executive Officer and Compensatory Arrangements of Certain Officers
Equity Awards. The Board of Directors (the “Board”) of Ashford Hospitality Trust, Inc. (the “Company”) approved the recommendations of the Compensation Committee of the Board with respect to the grant of time-based equity awards and performance-based equity awards to the following executive officers pursuant to the Ashford Hospitality Trust, Inc. 2011 Stock Incentive Plan (the “2011 Stock Incentive Plan”), subject to stockholder approval of an amendment to the 2011 Stock Incentive Plan, with a grant date of March 24, 2017, as set forth below:

Executive Officer	Time-based Shares/LTIPs Awarded (#)	Target Performance-based Shares/LTIPs Awarded (#)
Monty J. Bennett, Chairman (1)	311, 000	311, 000
Douglas A. Kessler, Chief Executive Officer (2)	173,000	173,000
David A. Brooks, Chief Operating Officer	138,000	138,000
Deric S. Eubanks, Chief Financial Officer	104,000	104,000
Jeremy Welter, Executive Vice President, Asset Management (3)	121,000	121,000
J. Robison Hays, Chief Strategy Officer (3)	121,000	121,000
_________________________
(1) Elected to receive 311,000 special long-term incentive partnership units (“LTIP Units”) in Ashford Hospitality Limited Partnership, the Company’s operating subsidiary (“Subsidiary”) for a portion of the time-based awards granted and 622,000 LTIP Units for a portion of the performance-based awards granted (representing the maximum number that may be earned, and subject to forfeiture if the vesting criteria is not met). Vested LTIP Units, upon achieving economic parity with the Common Limited Partnership Units of the Subsidiary (“Common Units”), are convertible into Common Units at the option of the Executive Officer. Monty J. Bennett served as the Chief Executive Officer of the Company for all of the fiscal year ended December 31, 2016. He ceased to serve in such position on February 20, 2017 and remains Chairman of the Board.
(2) Douglas A. Kessler served as the President of the Company for all of the fiscal year ended December 31, 2016 and was appointed as Chief Executive Officer of the Company on February 20, 2017.
(3) Elected to receive 121,000 LTIP Units for a portion of the time-based awards granted and 242,000 LTIP Units for a portion of the performance-based awards granted (representing the maximum number that may be earned, and subject to forfeiture if the vesting criteria is not met).
These equity awards are granted in two equal components:

•
Time-Based Awards (50%) - Half of the shares/units are awarded in the form of time-based shares/units. These shares/units vest in three equal annual installments following the date of grant, and dividends are paid on unvested shares/units, based upon the company’s having met certain business objectives.

•
Performance-Based Awards (50%) - Half of the shares/units are awarded in the form of performance-based shares/units. These shares/units vest at the end of three years based on the Company’s shareholder returns: 50% Absolute Total Shareholder Return and 50% Relative Total Shareholder Return. The award level for achieving target performance is 100% of the target award. The award levels for achieving threshold and maximum performance are 50% and 200% of the target award, respectively. Award levels between the threshold and target performance and between the threshold and maximum performance are interpolated. Dividends are accrued and paid on the actual number of shares/units vesting in the form of additional shares/units.

The time-based and the performance-based awards will be issued pursuant to award agreements entered into by the Company and the executive officer that are substantially consistent with previously filed award agreements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 29, 2017
ASHFORD HOSPITALITY TRUST, INC.

By: /s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel